UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 11/9/2009

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32663

Delaware	86-0812139
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 E. Basse Road

San Antonio, TX 78209

(Address of Principal Executive Offices, Including Zip Code)

210-832-3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2009, Clear Channel Outdoor Holdings, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2009. The Company erroneously disclosed the effects of foreign exchange movements to its results of operations in that release.

Exhibit 99.1 to this Current Report correctly discloses the effects of foreign exchange movements to the Company’s results of operations.

Except for the foregoing correction, Exhibit 99.1 does not amend or update any other information contained in the press release issued on November 9, 2009.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release of Clear Channel Outdoor Holdings, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: November 11, 2009	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President and
Chief Accounting Officer

INDEX TO EXHIBITS

99.1	Press Release of Clear Channel Outdoor Holdings, Inc.